SECURITY AGREEMENT
                               ------------------

     THIS SECURITY AGREEMENT is made and entered into this 30th day of June, 2000, by and between FUELCELL ENERGY, INC., a Delaware corporation, having its chief executive office at 3 Great Pasture Road, Danbury, Connecticut 06812-1305 (the "Debtor"), and the CONNECTICUT DEVELOPMENT AUTHORITY, a body politic and corporate constituting a public instrumentality and political subdivision of the State of Connecticut, having its principal office at 999 West Street, Rocky Hill, Connecticut 06067-3405 (the "Secured Party").

                                   WITNESSETH:
                                   ----------

     In consideration of the mutual promises and covenants herein contained, the parties agree as follows:

     1.   DEFINITIONS: In this Security Agreement:

          a. "Collateral" means collectively (i) all machinery and equipment purchased by the Debtor with the proceeds of the multiple-advance term loan in the principal amount of up to $4,000,000.00 made available (or to be made available) by the Secured Party to the Debtor, as such machinery and equipment are more fully described in SCHEDULE A attached hereto and made a part hereof (as SCHEDULE A may hereafter be modified, amended and supplemented from time to time by the Secured Party and the Debtor), and (ii) all items of machinery and equipment now or hereafter owned by the Debtor and described in SCHEDULE A-1 attached hereto and made a part hereof (as SCHEDULE A-1 may hereafter be modified, amended and supplemented from time to time by the Secured Party and the Debtor), and the products, accessions and substitutions therefor, and the accounts and proceeds arising from the sale or disposition thereof including any returns thereof, including, where applicable, the proceeds of insurance covering the above.

          b. "Indebtedness" means all debts, liabilities and obligations of any kind, whenever and however incurred, including future obligations of the Debtor to the Secured Party, whether or not evidenced by any notes, instruments, documents or other writing, including, without limitation, all obligations of the Debtor under the Note and the Loan Agreement (as hereafter defined).

          c. "State" means any state or other jurisdiction in which the Debtor carries on business or in which the Collateral is at any time located, and includes the State of Connecticut.

          d. Any term not defined herein that is defined in the Uniform Commercial Code, as enacted in the State of Connecticut (the "Code"), shall have the meaning as defined therein.

     To secure the payment of a multiple-advance term loan in the amount of up to FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) plus interest, made pursuant to that certain loan agreement of even date herewith by and between Debtor and the Secured Party (the "Loan Agreement") and payable in accordance with the terms of that certain promissory note of the Debtor, dated as of the date hereof, in the original principal amount of $4,000,000.00 (the "Note"), copies of which Loan Agreement and Note are attached hereto as SCHEDULE B and made a part hereof, and to secure the performance and payment of all Indebtedness, Debtor hereby grants and conveys to the Secured Party a security interest in the Collateral.

     2. DEBTOR'S COVENANTS: The Debtor warrants, covenants and agrees as follows:

          a. To pay and perform all of the Indebtedness secured by this Security Agreement according to its terms.

          b. To defend the title to the Collateral against any and all persons and against all claims.

          c. At any time and from time to time, at the request of Secured Party, to execute and deliver one or more financing statements and/or continuation statements pursuant to the Code, and any amendments thereof and supplements thereto, and such other instruments as the Secured Party shall reasonably require in order to perfect, protect, preserve and maintain the security interests hereby granted, and to pay the cost of filing and recording the same or filing and recording this Security Agreement in all public offices wherever filing or recording is deemed by Secured Party to be necessary or desirable. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, coupled with an interest, to do whatever Secured Party may deem necessary to perfect or continue perfected its security interest in the Collateral under this Security Agreement pursuant to the Code. Debtor agrees that a carbon, photographic or other reproduction of this Security Agreement or a financing statement is sufficient as a financing statement.

          d. To retain possession of the Collateral during the existence of this Security Agreement and not to sell, exchange, assign, loan, deliver, lease, transfer or otherwise dispose of same, without the prior written consent of the Secured Party in each instance, which consent shall not be unreasonably withheld or delayed.

          e. To keep the Collateral at its present location and not to remove same without the prior written consent of the Secured Party in each instance; PROVIDED, HOWEVER, that by no later than January 1, 2001, all of the Collateral shall be moved to and permanently installed in Debtor's leased facility located at Technology Park, Technology Park Road, Torrington, Connecticut 06790 (the "Torrington Facility").

          f. To keep the Collateral free and clear of all liens, charges, encumbrances, pledges, mortgages, and security interests, except for any subsequent encumbrances consented to in writing by the Secured Party, which consent the Secured Party may withhold in its sole discretion.

          g. To keep its chief executive office at the address set forth at the beginning of this Security Agreement, and to provide the Authority with at least thirty (30) days' prior written notice of its intention to move its chief executive office to another location.

          h. To pay, when due, all taxes, assessments, governmental charges and license fees relating to, or which could become a lien upon, the Collateral.

          i. To keep the Collateral, at the Debtor's own cost and expense, in good repair and condition and to use it for the purposes intended and not to misuse, abuse, waste or allow it to deteriorate, except for normal wear and tear, and to make the same available for inspection by the Secured Party during normal business hours.

          j. To keep the Collateral insured against loss by fire, theft, flood and other hazards (so-called "All Risk" coverage) as the Secured Party may require in an amount equal to the full value of the Collateral and in no event less than the outstanding Indebtedness secured thereby. Policies covering the Collateral shall be obtained from responsible insurers authorized to do business in the State of Connecticut. Certificates of insurance or policies shall name the Secured Party as loss payee and shall have attached thereto a loss payable clause making loss payable to the Secured Party as its interest may appear, and all such policies and renewal policies shall be deposited with the Secured Party.

               Each policy or endorsement shall contain a clause requiring the insurer to give not less than thirty (30) days' prior written notice to the Secured Party in the event of modification or cancellation of the policy for any reason whatsoever, and a clause that the interest of the Secured Party shall not be impaired or invalidated by any act or neglect of the Debtor or owner of the Collateral nor by the occupation of the premises where the Collateral is located for purposes more hazardous than are permitted by said policy. The Debtor shall give immediate written notice to the Secured Party and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. The Debtor hereby irrevocably appoints the Secured Party the attorney-in-fact, coupled with an interest, of the Debtor in obtaining and adjusting any such insurance and endorsing settlement drafts and hereby assigns to the Secured Party all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the Indebtedness. In the event of termination or threatened termination of insurance, the Secured Party has the right to obtain its own insurance covering the Collateral and to add the costs of obtaining and maintaining such insurance as an additional obligation of the Debtor to the Secured Party. Nothing herein shall relieve the Debtor of its duty or obligation to do any act for which the Secured Party may be hereby appointed attorney-in-fact for the Debtor or otherwise authorized to act.

          k. In the conduct of its business, to materially comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Debtor, the Collateral and/or its business.

          l. The Debtor authorizes the Secured Party, if the Debtor fails to do so, to do all things required of the Debtor herein and charge all reasonable expenses incurred by the Secured Party to the Debtor together with interest thereon until repayment to the Secured Party at the interest rate provided in the Note. Failure to repay any said advance with interest within ten (10) days from the date of demand by the Secured Party shall constitute a default hereunder.

          m. Not, without thirty (30) days' prior written notice to the Secured Party, change its name or make any changes in the tradenames under which it now operates. In the event that the Debtor so notifies the Secured Party, the Debtor will execute such financing statements and other documents as the Secured Party shall deem necessary or desirable in order to maintain the existence, perfection and priority of its lien on the Collateral.

          n. The sixty (60) day liquidation value of the Collateral, as determined by the Secured Party based upon a current appraisal of same conducted by a qualified equipment appraiser selected by the Secured Party, shall, at each time that the Debtor requests an advance from the Secured Party under the Note, be equal to at least one hundred fifty percent (150%) of the outstanding balance of the Note (including the amount of the requested loan advance).

     3. DEBTOR'S REPRESENTATIONS AND WARRANTIES: The Debtor represents and warrants to the Secured Party as follows:

          a. All written information heretofore or hereafter furnished by Debtor to the Secured Party is or will be true and correct in all material respects as of the date with respect to which such information was furnished.

          b. Except for the security interest of the Secured Party, Debtor is, and as to Collateral acquired after the date hereof, Debtor will be, the owner of the Collateral free and clear of any lien, security interest, pledge and encumbrance of any nature, except as otherwise provided herein.

          c. The office where Debtor keeps its records concerning Collateral and Debtor's chief executive office is and will be located at 3 Great Pasture Road, Danbury, Connecticut 06812-1305. Prior to moving all of the Collateral to the Torrington Facility, the Collateral will be kept at the locations described on SCHEDULE 3(C) attached hereto and made a part hereof (as same may hereafter be modified, amended and supplemented from time to time by the Secured Party).

     4. NON-WAIVER: Waiver of or acquiescence in any default by the Debtor or failure of the Secured Party to insist upon strict performance by the Debtor of any warranties or agreements in this Security Agreement shall not constitute a waiver of any subsequent or other default or failure.

     5.   DEFAULT: Any one of the following shall constitute a default by the
Debtor:


          a. Failure by the Debtor to comply with or perform within ten (10) days from the date required for performance any provision of this Security Agreement;

          b. Any representation or warranty made or given by the Debtor in connection with this Security Agreement proves to be false or misleading in any material fashion;

          c. Default under the Note, the Loan Agreement or any other document or agreement evidencing or securing the Indebtedness secured hereby;

          d. All or substantial part of the Collateral is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors;

          e. Depreciation (except depreciation as reflected for tax or accounting purposes) or impairment of the Collateral;

          f. Judgment or other claim in excess of $50,000.00 becomes a lien upon the Collateral or any part thereof; or

          g. If any of the Collateral is materially damaged and not covered by insurance reasonably deemed adequate by the Secured Party.

     6. REMEDIES ON DEFAULT: Upon any default (and during the continuance of such default) and upon demand by Secured Party, the Debtor agrees immediately to assemble the Collateral and make it available to the Secured Party at the place and time designated in the said demand. The Secured Party shall be entitled to immediate possession of the Collateral and the Secured Party may: (i) enter any premises where any Collateral may be located for the purpose of assembling or taking possession of and removing same, and (ii) sell, assign, lease or otherwise dispose of the Collateral or any part thereof, either at public or private sale acceptable to the Secured Party, all at the Secured Party's sole option and as it, in its sole discretion, may deem advisable, and the Secured Party may bid or become purchaser at any such sale, free from any right of redemption which is hereby expressly waived by the Debtor. Until sale, the Secured Party may store the Collateral on the premises where it is located when seized, and if said premises are the property of the Debtor, the Debtor agrees not to charge the Secured Party for storage thereof for a period of ninety (90) days before or after sale or disposition of said Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold in a recognized market, the Secured Party will give the Debtor reasonable notice of time and place of any public sale or the time after which any private sale or other intended disposition will be made. The requirement of reasonable notice shall be met if such notice is mailed to the Debtor at least five (5) days before the time of the sale or disposition.

     The net cash proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral shall be applied first to the reasonable expenses (including all reasonable attorneys' fees) of preparing for sale, storing, processing, selling, collecting, and/or liquidating the Collateral and the like, and then to the satisfaction of the Indebtedness, application as to particular obligations or against principal or interest under the Indebtedness to be in the Secured Party's sole discretion. The Debtor shall be liable to the Secured Party and shall pay to the Secured Party on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral, and the Secured Party in turn agrees to remit to the Debtor, or other such persons as their interests may appear, any surplus remaining after all such liabilities have been paid in full.

     To facilitate the exercise by the Secured Party of the rights and remedies set forth in this section, the Debtor hereby irrevocably appoints the Secured Party or any other person whom the Secured Party may designate, as attorney-in-fact for the Debtor, coupled with an interest, at the Debtor's expense, to exercise all or any of the foregoing powers, and other powers incidental to the foregoing, all of which, being coupled with an interest, shall be irrevocable, shall continue until all obligations have been paid in full and shall be in addition to any other rights and remedies that the Secured Party may have.

     In the event the Secured Party seeks to take possession of any or all Collateral by court process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and waives any demand for possession prior to the commencement of any suit or action to recover with respect thereto and waives the right to demand a jury in any action in which the Secured Party is a party.

     7. ATTORNEYS' FEES. ETC.: Upon any default, the Secured Party's reasonable attorneys' fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising and selling the Collateral, shall be chargeable to the Debtor.

     8. OTHER RIGHTS: In addition to all rights and remedies herein, upon default, the Secured Party shall have such other rights and remedies as are set forth in the Code and the Connecticut General Statutes, as amended.

     9. DEBTOR ACKNOWLEDGES THAT THIS SECURITY AGREEMENT AND THE UNDERLYING TRANSACTIONS GIVING RISE HERETO CONSTITUTE COMMERCIAL BUSINESS TRANSACTED WITHIN THE STATE OF CONNECTICUT. IN THE EVENT OF ANY LEGAL ACTION BETWEEN DEBTOR AND THE SECURED PARTY HEREUNDER, DEBTOR HEREBY EXPRESSLY WAIVES ANY RIGHTS WITH REGARD TO NOTICE, PRIOR HEARING AND ANY OTHER RIGHTS IT MAY HAVE UNDER THE CONNECTICUT GENERAL STATUTES, CHAPTER 903a, AS NOW CONSTITUTED OR HEREAFTER AMENDED, OR OTHER STATUTE OR STATUTES, STATE OR FEDERAL, AFFECTING PREJUDGMENT REMEDIES, AND THE SECURED PARTY MAY INVOKE ANY PREJUDGMENT REMEDY AVAILABLE TO IT, INCLUDING, BUT NOT LIMITED TO, GARNISHMENT, ATTACHMENT, FOREIGN ATTACHMENT AND REPLEVIN, WITH RESPECT TO ANY TANGIBLE OR INTANGIBLE PROPERTY (WHETHER REAL OR PERSONAL) OF DEBTOR TO ENFORCE THE PROVISIONS OF THIS NOTE, WITHOUT GIVING DEBTOR ANY NOTICE OR OPPORTUNITY FOR A HEARING.

     10. ADDITIONAL WAIVERS: Demand, presentment, protest and notice of nonpayment are hereby waived by Debtor. Debtor also waives the benefit of all valuation, appraisement and exemption laws.

     11. BINDING EFFECT: The terms, warranties and agreements herein contained shall bind and inure to the benefit of the respective parties hereto, and their respective legal representatives, successors and assigns.

     12. ASSIGNMENT: The Secured Party may assign without limitation its security interest in the Collateral.

     13. AMENDMENT: This Security Agreement may not be altered or amended except by an agreement in writing signed by the parties hereto.

     14.  TERM:

          (a) This Security Agreement shall continue in full force and effect until all Indebtedness has been irrevocably paid in full.

          (b) No termination of this Security Agreement shall in any way affect or impair the rights and liabilities of the parties hereto relating to any transaction or events prior to such termination date, or to any Collateral in which Secured Party has a security interest, and all agreements, warranties and representations of Debtor shall survive such termination.

     15. NO WAIVER: The Secured Party's failure at any time or times hereafter to require strict performance by Debtor of any of the provisions, warranties, terms and conditions contained in this Security Agreement, or in any other agreement, instrument or document now or at any time or times hereafter executed by Debtor and delivered to Secured Party, shall not waive, affect or diminish any right of Secured Party at any time or times hereafter to demand strict performance therewith, and such right shall not be deemed to have been waived by any act or knowledge of Secured Party, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer of Secured Party and directed to Debtor specifying such waiver. No waiver by Secured Party of any default hereunder shall operate as a waiver of any other default or the same default on a future occasion.

     16. CHOICE OF LAW: THE LAWS OF THE STATE OF CONNECTICUT SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES HEREIN CONTAINED.

     IN WITNESS WHEREOF, the parties have signed and sealed this Security Agreement at Waterbury, Connecticut as of the day and year first above written.

                                       FUELCELL ENERGY, INC.


                                       By: /s/ Christopher R. Bentley
                                          -------------------------------
                                             Christopher R. Bentley
                                             Its Executive Vice President
                                             Duly Authorized



                                       CONNECTICUT DEVELOPMENT AUTHORITY


                                       By: /s/ Brien T. Day
                                          -------------------------------
                                             Brien T. Day
                                             Its Vice President
                                             Duly Authorized

                                   SCHEDULE A
                                   ----------

           List of Machinery and Equipment Acquired with Loan Proceeds

                         [To be completed Post-Closing]

                                  SCHEDULE A-1
                                  ------------

                 List of Other Machinery and Equipment of Debtor

                         [To be completed Post-Closing]

                                   SCHEDULE B
                                   ----------

                         Copy of Loan Agreement and Note

                                  SCHEDULE 3(C)
                                  -------------

                   List of Locations Where Collateral Located

                         [To be completed Post-Closing]